SHARE CAPITAL	12 Months Ended
Dec. 31, 2021
SHARE CAPITAL
SHARE CAPITAL

NOTE 18 - SHARE CAPITAL:

a.  Composition:

Company share capital is composed of shares of NIS 0.01 par value, as follows:

	Number of shares
	December 31,
	2021	2020
	In thousands
Authorized ordinary shares	794,000	794,000
Authorized preferred shares (reserved)	6,000	6,000
Issued and paid ordinary shares	524,016	383,981

In May 2020, a general meeting of the Company’s shareholders approved the increase of the authorized share capital of the Company to 800,000,000 shares. Consisting of 794,000,000 Ordinary Shares, NIS 0.01 par value per share and 6,000,000 preferred shares, NIS 0.01 par value per share.

b.	During 2021, the Company issued 12,522,245 ADSs from underwritten offerings for gross proceeds of approximately $77 million. Net proceeds to the Company from the offerings, following underwriting commissions and other offering expenses, were approximately $72.7 million.
c.	In October 2021, the Company has entered into an agreement with Kukbo Co. Ltd. (“Kukbo”), a South Korean corporation, for the sale of the Company’s ADSs in a private placement of up to $10 million. Kukbo’s investment in the Company is to be made in two tranches, with the first tranche of $5 million paid in October 2021 and the second tranche of $5 million to follow within six months, subject to satisfaction of certain conditions. As part of the first tranche, RedHill has issued 827,586 ADSs at a purchase price of $6.04, which represented a 20% premium over the 30-day weighted average price of the ADSs on the Nasdaq. The $5 million consideration for the first tranche was attributed in full to equity, Likewise, the number of ADSs to be issued in the second tranche will be calculated based on a price per ADS representing a 20% premium over the 30-day weighted average at the closing. In addition, under the terms of the agreement, the Company has agreed to grant Kukbo a right of first offer, for a period of six months, for a license with respect to one or more of the Company’s late-stage clinical assets, Opaganib, RHB-107 (upamostat) and Talicia®, for one or more of the territories of South Korea, Japan, Indonesia, Vietnam, Thailand and Malaysia. Kukbo has the right to elect not to purchase the ADSs in the second tranche if no such license agreement is executed within six months of the closing of the first tranche. See also note 28(c).

d.    During 2021, the Company sold 87,624 ADSs under an “at-the-market” equity offering program (“ATM program”) at an average price of $9.03 per ADS. Net and gross proceeds to the Company were approximately $0.8 million. The sales are under the Company's sales agreements with SVB Leerink LLC and Cantor Fitzgerald & Co. Upon the terms and subject to the conditions and limitations in the sales agreements, the Company may elect from time to time, to offer and sell its ADSs having aggregate gross sales proceeds of up to $100 million through the ATM program, under which SVB Leerink LLC and Cantor Fitzgerald & Co act as the sales agents. During 2020, the Company sold 2,837,038 ADSs under an ATM program at an average price of $8.62 per ADS. Net proceeds to the Company, following issuance expenses of approximately $0.6 million, were approximately $23.8 million.

e.    During 2021 and 2020, the Company issued 565,998 ADSs and 8,156 ADSs for $4 million and $52,000, respectively, resulting from exercises of options that had been issued to employees, of the Company.

f.     In July 2020, as part of the transaction described in note 16 (6) above, the Company entered into a security purchase agreement with DSI and subsequently issued to DSI 283,387 ADSs for approximately $2 million.

g.   In October 2019, the Company, under the strategic collaboration discussed in note 16(4), issued 5,185,715 ADSs to Cosmo for proceeds in cash of $36.3 million and 1,714,286 ADSs to Cosmo Technologies Ltd, a wholly-owned subsidiary of Cosmo, as an upfront payment for the U.S commercialization rights of Aemcolo®.